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Scudder Dynamic Growth Fund

Classes A, B, C and I

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Dynamic Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	KSCAX	81114R-103
Class B	KSCBX	81114R-202
Class C	KSCCX	81114R-301

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Dynamic Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	-31.79%	-23.29%	-15.98%	.17%
Class B	-32.83%	-24.23%	-16.96%	-.99%(a)
Class C	-32.59%	-23.96%	-16.64%	-.75%(a)
Russell Midcap Growth Index+	-15.50%	-13.22%	-4.06%	6.95%
Russell 2500 Index++	-7.46%	-.89%	-.18%	9.98%
Russell 2500 Growth Index+++	-17.55%	-11.94%	-6.29%	5.92%
Standard & Poor's 500 Index++++	-20.49%	-12.89%	-1.63%	9.00%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 9/30/02	$ 2.06	$ 1.78	$ 1.82
9/30/01	$ 3.02	$ 2.65	$ 2.70

Class A Lipper Rankings* - Mid-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	472	of	495	96
3-Year	280	of	305	92
5-Year	191	of	206	93
10-Year	54	of	57	94

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Dynamic Growth Fund - Class A [] Russell Midcap Growth Index+ [] Russell 2500 Index++ [] Russell 2500 Growth Index+++ [] Standard & Poor's 500 Index++++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Dynamic Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,408	$4,254	$3,947	$9,585
	Average annual total return	-35.92%	-24.79%	-16.97%	-.42%
Class B(c)	Growth of $10,000	$6,515	$4,287	$3,925	$9,056(a)
	Average annual total return	-34.85%	-24.60%	-17.06%	-.99%(a)
Class C(c)	Growth of $10,000	$6,741	$4,397	$4,024	$9,277(a)
	Average annual total return	-32.59%	-23.96%	-16.64%	-.75%(a)
Russell Midcap Growth Index+	Growth of $10,000	$8,450	$6,536	$8,127	$19,571
	Average annual total return	-15.50%	-13.22%	-4.06%	6.95%
Russell 2500 Index++	Growth of $10,000	$9,254	$9,737	$9,911	$25,901
	Average annual total return	-7.46%	-.89%	-.18%	9.98%
Russell 2500 Growth Index+++	Growth of $10,000	$8,245	$6,828	$7,225	$17,780
	Average annual total return	-17.55%	-11.94%	-6.29%	5.92%
Standard & Poor's 500 Index++++	Growth of $10,000	$7,951	$6,610	$9,212	$23,666
	Average annual total return	-20.49%	-12.89%	-1.63%	9.00%

The growth of $10,000 is cumulative.

* Returns and rankings during the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
a Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Dynamic Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.
+++ The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
++++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Beginning with the next semiannual report, the Fund will show the Russell Midcap Growth Index in place of the Russell 2500 Index and the Russell 2500 Growth Index as this index better reflects the size of the companies used in matching the Fund's investment mandate.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Dynamic Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Dynamic Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Sewall Hodges

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995.

Joined the fund in 2002.

Over 24 years of investment industry experience.

MBA, Wharton Business School, University of Pennsylvania.

Peter Chin

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1973.

Joined the fund in 2002.

Over 33 years of investment industry experience.

MBA, Columbia University Graduate School of Business.

Roy McKay

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1988.

Joined the fund in 2002.

Over 36 years of investment industry experience.

MBA, Wharton Business School, University of Pennsylvania.

Below, Sewall Hodges, co-manager of Scudder Dynamic Growth Fund, reviews the fund's results for the 12-month period ended September 30, 2002. He discusses what steps the portfolio management team has taken to modify the fund's portfolio and offers an outlook for the months ahead.

Q: How did Scudder Dynamic Growth Fund perform in fiscal year 2002?

A: Scudder Dynamic Growth Fund fell 31.79 percent (Class A shares unadjusted for sales charge). This was a much larger decline than the 15.50 percent drop of the fund's unmanaged benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index, which is not available for direct investment, is an unmanaged group of stocks of mid-size companies that fit the Frank Russell Co.'s definition of growth companies. The average return for the fund's peer group, the Lipper Mid-Cap Growth Funds, was -17.08 percent for the same period.

The fund was overweight in health care stocks throughout the fiscal year, a sector that was down approximately 24 percent in the Russell MidCap Growth Index for the annual period. Although health care services stocks such as DaVita, one of the fund's largest positions, performed well, as did health care equipment and supplies companies, the fund's biotechnology positioning was a major negative contributor to fund results. There was a lack of revenues and profits in many biotechnology companies during a time when visibility and relative safety were being widely demanded by investors. There were also a number of negative events at the Food and Drug Administration (FDA), including several product delays and rejections. The much-headlined ImClone Systems scandal rocked investor confidence in biotechnology company managements as a whole. Several of the fund's top ten holdings at September 30, 2002 were biotechnology stocks. While remaining overweight in this sector, we reduced the fund's weighting in health care during the fiscal year.

Q: Information technology is another important sector for the fund. How did this area perform?

A: It was an exceptionally volatile annual period for information technology stocks. In fact, the sector was down approximately 34 percent for the 12 months. Technology stocks, which had led the equity market recovery into the end of 2001, began to retreat in the new year, as valuations appeared stretched and the expected upside earnings guidance did not materialize. During the second half of the fiscal year, we substantially reduced the fund's weighting in the information technology sector, although we still kept a higher weighting than the benchmark. We anticipate consolidating our positions in the weeks ahead to concentrate on the highest quality, most well-capitalized companies - businesses that we believe are likely to be survivors.

Q: Did any other sector weightings have an impact on fund performance during the fiscal year?

A: Over the course of the fiscal year, we increased the portfolio's weighting in the consumer discretionary sector. Still, the fund was underweighted in consumer discretionary at September 30, and this positioning hurt its relative results, as this sector was one of the Russell MidCap Growth Index's top performers for the annual period. The fund was prudently underweight in hotels and restaurants, which suffered in the aftermath of the September 11 terrorist attacks, as consumers were hesitant to travel. However, the fund was also underweight in the at-home video game industry. The fund had a neutral weighting in specialty retail. However, with an emphasis on what we considered to be oversold teen-oriented retailers, the fund suffered from poor stock selection within this sub-sector. We intend to sell the fund's positions in specialty retail in the next several weeks.

The portfolio was overweight the energy sector, although we cut the weighting to 7.10 percent at September 30 and intend to reduce that position further going forward. The fund was underweight in the industrials sector. Given the global war against terrorism and Middle East instability, we intend to re-examine this positioning carefully but quickly. The fund was also underweight in commercial services. The fund held a 7 percent position in cash equivalents at September 30.

Q: Other than the shifts in sector weightings that you just mentioned, did you make any major modifications to the fund's portfolio during the fiscal year?

A: In an effort to help improve the fund's results, we have been gradually but significantly reducing the number of stocks in the portfolio since we assumed responsibility for managing the fund in the first calendar quarter. We reduced the number of stocks from 112 as of December 31, 2001 to 94 as of March 31, 2002 and then to 82 as of September 30.

In the current market environment, we believe this number still allows us to maintain broad diversification across the growth sectors of the economy while providing a more concentrated, closely monitored portfolio. Certainly the financial results and accounting policies of rapidly growing companies need to be placed under a microscope to determine what is real, sustainable business growth and what is not. This is especially true in health care and information technology, where growth can depend on the effectiveness and market acceptance of new products requiring extensive testing.

In the weeks ahead, we intend to complete the fund's restructuring through a close re-examination and re-analysis of the entire portfolio by sector, by sub-sector, by industry and by individual stock. Our goal is to more closely map into the fund's benchmark, dramatically adjusting sub-sector allocations and stock selection while maintaining our dynamic growth criteria and our basic investment strategy. We intend to continue to focus on mid-cap and small-cap companies that fall within the fund's benchmark. We seek well-run companies with well-defined business plans, organizations that we believe can generate significant earnings. We favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies. After we analyze and project revenue and earnings growth along with the company's cash flow requirements, we will seek opportunities to buy a stock at the right price relative to its long-term earnings growth potential.

Q: For the fiscal year, which were the fund's major winners and losers?

A: Scudder Dynamic Growth Fund's top performers included Texas Regional Bancshares (2.70 percent of net assets as of Sept. 30, 2002), Pier 1 Imports (3.20 percent), and Patina Oil & Gas (1.93 percent). Most of the fund's poorest performers were in the information technology sector. These included Polycom (0.83 percent), Triton PCS (0.59 percent), and Rational Software (0.62 percent). ICN Pharmaceuticals (1.19 percent) was also a major disappointment.

Q: What is your investment outlook for the next several months?

A: Given the volatility of the equity markets, the uncertainty of geopolitics, the mixed signals from the economy, and the upcoming November 2002 elections, it is extremely difficult to foresee which factors will dominate investor sentiment going forward.

That said, in our view, Federal Reserve Board Chairman Alan Greenspan is likely to keep interest rates low to preserve a still-fragile economic expansion. This stance should facilitate corporate restructuring and the transitional process that companies must undertake after the excesses of the technology bubble. We expect consumer spending to continue to hold up fairly well, supported by the robust real estate market and the declining unemployment rate. Investment spending, on the other hand, will likely continue to lag, as corporations hold back in an effort to rebuild profit margins. For this reason, we believe the overall pace of economic re-acceleration will remain sluggish in the months ahead.

Equity markets have been returning to reality after a long period of excessive valuations. From 1998 through 2000, reported corporate profits outstripped estimates of sustainable trend earnings because the economy was operating beyond its potential level and because stock options, capital gains and accounting gimmicks pushed reported profits above national income accounts profits. The equity markets have since been purging this excess of stretched valuations, bringing reported profits and equity prices back to economic reality. We believe the adjustment may be nearing completion, as forward-looking valuations have become more reasonable. Still, we do not expect equity returns to come close on a sustained level to the heady gains of the late 1990s. Bottom line - we believe corporate earnings will continue to be the primary driver of the equity markets.

By focusing on companies that stand up to rigorous financial scrutiny, we believe the process is well underway for the portfolio to be well positioned for an economic rebound. Even as we make changes to increase the level of discipline within our investment process, we remain committed to a growth-style investment mandate. Every decade has its investment excesses, and in our view, we are currently in the midst of a healthy cleansing period that should restore investor confidence in markets and the fiscal accountability of corporations. We will maintain our long-term perspective, believing that the investment climate is gradually changing for the better with a new cycle of growth on the horizon.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Common Stocks	93%	94%
Cash Equivalents	7%	2%
Convertible Bonds	-	1%
Convertible Preferred Stocks	-	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Health Care	27%	38%
Information Technology	22%	27%
Consumer Discretionary	15%	8%
Financials	11%	11%
Energy	8%	7%
Industrials	6%	3%
Materials	5%	2%
Consumer Staples	4%	1%
Telecommunication Services	1%	1%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2002 (28.7% of Portfolio)
1. DaVita, Inc. Provider of dialysis services	4.2%
2. Pier 1 Imports, Inc. Retailer of imported home furnishings	3.2%
3. Caremark Rx, Inc. Provider of pharmaceutical services in the United States	3.1%
4. ChoicePoint, Inc. Provider of risk management and fraud prevention information and solutions	2.8%
5. Biovail Corp. Producer of pharmaceuticals	2.8%
6. Texas Regional Bancshares, Inc. Provider of banking services	2.7%
7. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.5%
8. HCC Insurance Holdings, Inc. Provider of insurance services	2.5%
9. NPS Pharmaceuticals, Inc. Developer of small molecule drugs	2.5%
10. Hispanic Broadcasting Corp. Operator of a Spanish language radio broadcasting company	2.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 92.8%
Consumer Discretionary 14.5%
Media 6.2%
Entercom Communications Corp.*	90,000	4,263,300
Hispanic Broadcasting Corp.*	273,800	5,106,370
Lamar Advertising Co.*	81,100	2,461,385
Regent Communications, Inc.*	225,500	1,145,540
		12,976,595
Specialty Retail 7.4%
Abercrombie & Fitch Co. "A"*	102,400	2,014,208
Best Buy Co., Inc.*	58,650	1,308,481
Foot Locker, Inc.*	122,900	1,227,771
Men's Wearhouse, Inc.*	154,400	2,269,680
Pier 1 Imports, Inc.	352,500	6,722,175
Talbots, Inc.	69,100	1,934,800
		15,477,115
Textiles, Apparel & Luxury Goods 0.9%
Brown Shoe Co., Inc.	108,300	1,938,570
Consumer Staples 3.3%
Beverages 1.6%
Constellation Brands, Inc. "A"*	143,800	3,321,780
Food & Drug Retailing 1.7%
Performance Food Group Co.*	108,400	3,681,264
Energy 7.1%
Oil & Gas
Ocean Energy, Inc.	117,800	2,350,110
Patina Oil & Gas Corp.	142,250	4,054,125
Plains Resources, Inc.*	87,400	2,253,172
Talisman Energy, Inc.	81,700	3,274,384
Western Gas Resources, Inc.	96,200	3,006,250
		14,938,041
Financials 10.5%
Banks 4.4%
Texas Regional Bancshares, Inc. "A"	169,197	5,666,408
Washington Mutual, Inc.	112,695	3,546,512
		9,212,920
Insurance 6.1%
Everest Re Group Ltd.	58,500	3,209,310
HCC Insurance Holdings, Inc.	219,300	5,265,393
PMI Group Inc.	159,400	4,337,274
		12,811,977
Health Care 25.4%
Biotechnology 7.8%
Celgene Corp.*	199,900	3,366,316
CV Therapeutics, Inc.*	119,100	2,490,381
IDEC Pharmaceuticals Corp.*	101,700	4,222,584
Invitrogen Corp.*	95,400	3,250,278
MedImmune, Inc.*	146,500	3,057,455
		16,387,014
Health Care Equipment & Supplies 1.3%
Guidant Corp.*	84,900	2,743,119
Health Care Providers & Services 8.4%
Caremark Rx, Inc.*	378,600	6,436,200
Covance, Inc.*	128,000	2,504,960
DaVita, Inc.*	370,900	8,753,240
		17,694,400
Pharmaceuticals 7.9%
Biovail Corp.*	235,200	5,807,088
ICN Pharmaceuticals, Inc.	275,900	2,499,654
NPS Pharmaceuticals, Inc.*	251,826	5,179,557
Watson Pharmaceuticals, Inc.*	130,300	3,193,653
		16,679,952
Industrials 5.5%
Aerospace & Defense 2.7%
Precision Castparts Corp.	180,600	3,915,408
United Defense Industries, Inc.*	77,000	1,817,200
		5,732,608
Commercial Services & Supplies 2.8%
ChoicePoint Inc.*	163,000	5,809,320
Information Technology 20.4%
Communications Equipment 4.7%
Centillium Communications, Inc.*	381,800	458,160
Emulex Corp.*	149,800	1,686,748
McDATA Corp. "A"*	276,300	1,500,309
Polycom, Inc.*	254,900	1,730,771
UTStarcom, Inc.*	294,500	4,497,015
		9,873,003
Computers & Peripherals 0.6%
Network Appliance, Inc.*	166,900	1,223,377
Electronic Equipment & Instruments 2.6%
Coherent, Inc.*	103,600	1,890,700
DDI Corp.*	323,500	51,436
Plexus Corp.*	87,700	811,225
Symbol Technologies, Inc.	360,400	2,764,268
		5,517,629
Internet Software & Services 0.4%
IONA Technologies PLC (ADR)*	291,800	608,345
Vignette Corp.*	225,300	180,465
		788,810
Semiconductor Equipment & Products 7.3%
Analog Devices, Inc.*	45,600	898,320
Applied Micro Circuits Corp.*	275,200	787,072
Broadcom Corp. "A"*	132,600	1,416,168
Cree, Inc.*	210,900	2,636,250
Genesis Microchip, Inc.*	139,400	1,069,198
Maxim Integrated Products, Inc.*	37,900	938,404
Pericom Semiconductor Corp.*	136,100	1,173,182
QLogic Corp.*	111,600	2,906,064
Skyworks Solutions, Inc.*	321,707	1,457,333
Vitesse Semiconductor Corp.*	384,200	261,256
Xilinx, Inc.*	118,700	1,879,971
		15,423,218
Software 4.8%
Actuate Corp.*	411,800	391,210
Advent Software, Inc.*	41,700	477,465
Business Objects SA (ADR)*	91,600	972,792
Informatica Corp.*	421,700	1,307,270
Mercury Interactive Corp.*	46,200	792,792
NetIQ Corp.*	69,951	1,014,289
Precise Software Solutions Ltd.*	96,900	887,604
Rational Software Corp.*	300,100	1,296,432
THQ, Inc.*	54,600	1,135,680
VERITAS Software Corp.*	120,800	1,776,968
		10,052,502
Materials 4.7%
Containers & Packaging
Packaging Corp. of America*	301,200	5,274,012
Pactiv Corp.*	277,400	4,563,230
		9,837,242
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.2%
Time Warner Telecom, Inc. "A"*	446,300	361,503
Wireless Telecommunication Services 0.6%
Triton PCS Holdings, Inc. "A"*	595,400	1,244,386
Utilities 0.6%
Electric Utilities
Great Plains Energy, Inc.	71,100	1,361,565
Total Common Stocks (Cost $300,545,885)		195,087,910
Preferred Stocks 0.3%
Information Technology 0.2%
Software
Applianceware LP*	655,977	0
fusionOne*	690,608	296,961
Planetweb, Inc. "E"*	413,603	115,809
		412,770
Telecommunication Services 0.1%
Diversified Telecommunication Services
Convergent Networks, Inc.*	345,565	248,807
Total Preferred Stocks (Cost $13,899,989)		661,577

Convertible Preferred Stocks 0.0%
Information Technology
Office Electronics
Cimlinc, Inc. "D"* (Cost $660,021)	75,431	0

Cash Equivalents 6.9%
Scudder Cash Management QP Trust, 1.90% (b) (Cost $14,485,488)	14,485,488	14,485,488
Total Investment Portfolio - 100.0% (Cost $329,591,383) (a)		210,234,975

* Non-income producing security.
(a) The cost for federal income tax purposes was $333,825,802. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $123,590,827. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,005,680 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $151,596,507.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Schedule of Restricted Securities:

	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Applianceware LP	7/11/2000	2,250,000	-	-
Cimlinc, Inc. "D"	12/23/1983	660,021	-	-
Convergent Networks, Inc.	9/22/2000	5,649,988	248,807.1
fusionOne	10/13/2000	3,750,001	296,961.1
Planetweb, Inc. "E"	9/11/2000	2,250,000	115,809.1

These sequrities have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $329,591,383)	$ 210,234,975
Dividends receivable	56,172
Receivable for Fund shares sold	268,234
Total assets	210,559,381
Liabilities
Payable for Fund shares redeemed	479,597
Accrued management fee	107,192
Other accrued expenses and payables	174,628
Total liabilities	761,417
Net assets, at value	$ 209,797,964
Net Assets
Net assets consist of: Accumulated net investment loss	(19,695)
Net unrealized appreciation (depreciation) on investments	(119,356,408)
Accumulated net realized gain (loss)	(279,116,404)
Paid-in capital	608,290,471
Net assets, at value	$ 209,797,964

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($167,893,392 / 81,678,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.06
Maximum offering price per share (100 / 94.25 of $2.06)	$ 2.19
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($30,899,381 / 17,340,077 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.78
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,546,199 / 4,144,418 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 1.82
Class I Net Asset Value, offering and redemption price per share ($3,458,992 / 1,602,858 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 2.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $4,736)	$ 780,539
Interest	419,544
Total Income	1,200,083
Expenses: Management fee	1,830,986
Administrative fee	1,427,319
Distribution service fees	1,297,023
Trustees' fees and expenses	21,670
Total expenses, before expense reductions	4,576,998
Expense reductions	(52,390)
Total expenses, after expense reductions	4,524,608
Net investment loss	(3,324,525)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(92,688,561)
Written options	136,022
Foreign currency related transactions	(65)
(92,552,604)
Net unrealized appreciation (depreciation) during the period on:
Investments	(5,833,783)
Written options	2,488,229
(3,345,554)
Net gain (loss) on investment transactions	(95,898,158)
Net increase (decrease) in net assets resulting from operations	$ (99,222,683)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (3,324,525)	$ (5,757,346)
Net realized gain (loss) on investment transactions	(92,552,604)	(169,682,309)
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,345,554)	(409,595,550)
Net increase (decrease) in net assets resulting from operations	(99,222,683)	(585,035,205)
Distributions to shareholders from: Net realized gains Class A	-	(118,409,029)
Class B	-	(27,801,370)
Class C	-	(3,462,548)
Class I	-	(2,942,209)
Fund share transactions: Proceeds from shares sold	252,844,693	466,830,021
Reinvestment of distributions	-	143,632,950
Cost of shares redeemed	(349,676,560)	(515,316,668)
Net increase (decrease) in net assets from Fund share transactions	(96,831,867)	95,146,303
Increase (decrease) in net assets	(196,054,550)	(642,504,058)
Net assets at beginning of period	405,852,514	1,048,356,572
Net assets at end of period (including accumulated net investment loss of $19,695 at September 30, 2002)	$ 209,797,964	$ 405,852,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 3.02	$ 9.10	$ 6.12	$ 5.30	$ 7.98
Income from investment operations: Net investment income (loss)	(.02)[a]	(.03)	(.08)[a]	(.04)[a]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.94)	(4.73)	3.42	1.27	(1.84)
Total from investment operations	(.96)	(4.76)	3.34	1.23	(1.87)
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 2.06	$ 3.02	$ 9.10	$ 6.12	$ 5.30
Total Return (%)[b]	(31.79)[d]	(57.42)[d]	55.94	23.91	(25.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168	325	821	565	512
Ratio of expenses before expense reductions (%)	1.08	1.14[c]	1.34	1.01	.90
Ratio of expenses after expense reductions (%)	1.07	1.10[c]	1.33	1.01	.90
Ratio of net investment income (loss) (%)	(.74)	(.67)	(1.02)	(.64)	(.38)
Portfolio turnover rate (%)	59	132	156	133	86
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.11% and 1.10%, respectively.
[d] Total return would have been lower had certain expenses not been reduced.

Class B
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 2.65	$ 8.29	$ 5.67	$ 4.98	$ 7.64
Income from investment operations: Net investment income (loss)	(.04)[a]	(.08)	(.16)[a]	(.10)[a]	(.11)
Net realized and unrealized gain (loss) on investment transactions	(.83)	(4.24)	3.14	1.20	(1.74)
Total from investment operations	(.87)	(4.32)	2.98	1.10	(1.85)
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 1.78	$ 2.65	$ 8.29	$ 5.67	$ 4.98
Total Return (%)[b]	(32.83)	(57.94)	53.95	22.78	(26.06)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	63	186	136	186
Ratio of expenses before expense reductions (%)	2.01	2.26[c]	2.51	2.28	2.14
Ratio of expenses after expense reductions (%)	2.01	2.25[c]	2.50	2.28	2.14
Ratio of net investment income (loss) (%)	(1.68)	(1.82)	(2.19)	(1.91)	(1.62)
Portfolio turnover rate (%)	59	132	156	133	86
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 2.19% and 2.19%, respectively.

Class C
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 2.70	$ 8.39	$ 5.71	$ 5.00	$ 7.63
Income from investment operations: Net investment income (loss)	(.04)[a]	(.06)	(.13)[a]	(.08)[a]	(.14)
Net realized and unrealized gain (loss) on investment transactions	(.84)	(4.31)	3.17	1.20	(1.68)
Total from investment operations	(.88)	(4.37)	3.04	1.12	(1.82)
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 1.82	$ 2.70	$ 8.39	$ 5.71	$ 5.00
Total Return (%)[b]	(32.59)	(58.02)	55.38	23.10	(25.65)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	11	21	10	8
Ratio of expenses before expense reductions (%)	1.91	1.97[c]	2.10	1.93	2.06
Ratio of expenses after expense reductions (%)	1.91	1.89[c]	2.10	1.93	2.06
Ratio of net investment income (loss) (%)	(1.58)	(1.46)	(1.79)	(1.56)	(1.54)
Portfolio turnover rate (%)	59	132	156	133	86
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.89% and 1.89%, respectively.

Class I
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 3.16	$ 9.38	$ 6.27	$ 5.39	$ 8.07
Income from investment operations: Net investment income (loss)	(.01)[a]	(.02)	(.05)[a]	(.01)[a]	-
Net realized and unrealized gain (loss) on investment transactions	(.99)	(4.88)	3.52	1.30	(1.87)
Total from investment operations	(1.00)	(4.90)	3.47	1.29	(1.87)
Less distributions from: Net realized gains on investment transactions	-	(1.32)	(.36)	(.41)	(.81)
Total distributions	-	(1.32)	(.36)	(.41)	(.81)
Net asset value, end of period	$ 2.16	$ 3.16	$ 9.38	$ 6.27	$ 5.39
Total Return (%)	(31.65)	(57.33)	56.87	24.66	(24.82)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	7	20	12	12
Ratio of expenses before expense reductions (%)	.60	.71[b]	.97	.58	.48
Ratio of expenses after expense reductions (%)	.60	.70[b]	.96	.58	.48
Ratio of net investment income (loss) (%)	(.27)	(.27)	(.65)	(.21)	.04
Portfolio turnover rate (%)	59	132	156	133	86
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were .70% and .69%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Dynamic Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $194,045,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010, the expiration date, whichever occurs first.

From November 1, 2001 through September 30, 2002, the Fund incurred approximately $80,837,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (194,045,000)
Unrealized appreciation (depreciation) on investments	$ (123,590,827)

* For tax purposes short-term capital gains distributions are condidered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $202,549,823 and $283,032,613, respectively.

For the year ended September 30, 2002, transactions for written options were as follows:

	Contracts	Premium ($)
Outstanding, beginning of period	2,900	861,271
Options written	3,020	280,799
Options expired	(1,880)	(136,022)
Options exercised	(4,040)	(1,006,048)
Outstanding, end of period	-	-

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The management fee paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to 1/12 of the annual rate of 0.65% of the Fund's average daily net assets computed and accrued daily, which is then adjusted upward or downward by a maximum of 0.30% based upon the performance of the Class A shares of the Fund as compared to the performance of the Standard & Poor's 500 Stock Index.

Accordingly, for the year ended September 30, 2002, the fees pursuant to the Management Agreement were as follows:

Base fee	$ 3,301,946
Performance adjustment	(1,470,960)
Total fees	$ 1,830,986

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.525%, 0.425% and 0.10% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly. The Advisor waived 0.015% of the Administrative Fee of Class A shares for the period October 1, 2001 through June 25, 2002.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, also a subsidiary of the Advisor, computes the net assets value of the Fund and maintains the accounting records of the Fund. Scudder Investment Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2002
Class A	$ 1,103,394	$ 41,649	$ 116,240
Class B	294,831	-	18,331
Class C	47,355	-	3,182
Class I	6,505	-	389
	$ 1,452,085	$ 41,649	$ 138,142

In addition, the Administrative Fee expense on the Statement of Operations includes ($24,766) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 421,185	$ 20,063
Class C	83,567	5,076
	$ 504,752	$ 25,139

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 628,874	$ 36,909.21%
Class B	136,855	14,523.24%
Class C	26,542	-	.24%
	$ 792,271	$ 51,432

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $22,363.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated was $122,552 and $1,561, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2002, SDI received $75,779.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $419,544 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $10,741 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	65,930,232	$ 227,153,163	90,304,341	$ 417,967,946
Class B	5,382,936	14,489,319	7,814,294	34,861,061
Class C	2,030,390	5,674,744	2,158,871	9,464,184
Class I	1,809,837	5,527,467	737,726	4,536,830
		$ 252,844,693		$ 466,830,021
Shares issued in reinvestment of dividends
Class A	-	$ -	23,247,539	$ 110,654,129
Class B	-	-	6,357,748	26,702,626
Class C	-	-	780,796	3,333,991
Class I	-	-	594,385	2,942,204
		$ -		$ 143,632,950
Shares redeemed
Class A	(91,738,076)	$ (305,222,086)	(96,326,651)	$ (446,282,365)
Class B	(11,827,007)	(31,629,506)	(12,823,000)	(56,476,737)
Class C	(1,823,314)	(5,074,696)	(1,545,507)	(6,754,889)
Class I	(2,489,794)	(7,750,272)	(1,133,368)	(5,802,677)
		$ (349,676,560)		$ (515,316,668)
Net increase (decrease)
Class A	(25,807,844)	$ (78,068,923)	17,225,229	$ 82,339,710
Class B	(6,444,071)	(17,140,187)	1,349,042	5,086,950
Class C	207,076	600,048	1,394,160	6,043,286
Class I	(679,957)	(2,222,805)	198,743	1,676,357
		$ (96,831,867)		$ 95,146,303

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder Dynamic Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Scudder Dynamic Growth Fund, (the "Fund"), as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the 5 years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Dynamic Growth Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the 5 years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 11, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Sewall F. Hodges (47) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[4] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Performance Summary September 30, 2002

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Dynamic Growth Fund - Class I Shares	-31.65%	-22.94%	-15.58%	-4.56%
Russell Midcap Growth Index+	-15.50%	-13.22%	-4.06%	4.19%
Russell 2500 Index++	-7.46%	-.89%	-.18%	7.51%
Russell 2500 Growth Index+++	-17.55%	-11.94%	-6.29%	2.22%
Standard & Poor's 500 Index++++	-20.49%	-12.89%	-1.63%	7.42%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of a $10,000 Investment
[] Scudder Dynamic Growth Fund - Class I Shares [] Russell Midcap Growth Index+ [] Russell 2500 Index++ [] Russell 2500 Growth Index+++ [] Standard & Poor's 500 Index++++

Yearly periods ended September 30

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** Class I shares commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.
++ The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.
+++ The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
++++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Beginning with the next semiannual report, the Fund will show the Russell Midcap Growth Index in place of the Russell 2500 Index and the Russell 2500 Growth Index as this index better reflects the size of the companies used in matching the Fund's investment mandate.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Dynamic Growth Fund prospectus and the 2002 Annual Report for Scudder Dynamic Growth Fund.

(SDGF-ISUP)